UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Indiana (Simon Property Group, Inc.) Indiana (Simon Property Group, L.P.)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Washington Street Indianapolis, Indiana 46204
(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbols	Name of each exchange on which registered

Simon Property Group, Inc.	Common stock, $0.0001 par value	SPG	New York Stock Exchange
Simon Property Group, Inc.	8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”) was held on May 14, 2025 (the “Meeting”).

The vote tabulation for each proposal considered at the Meeting is as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the following directors to serve until the Company’s 2026 annual meeting of shareholders and until their successors have been duly elected and qualified by the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	168,979,926	99,638,396	653,214	19,824,019
Larry C. Glasscock	188,765,004	79,836,461	670,071	19,824,019
Nina P. Jones	266,224,173	2,394,999	652,364	19,824,019
Reuben S. Leibowitz	251,299,209	17,313,890	658,437	19,824,019
Randall J. Lewis	266,201,670	2,414,449	655,417	19,824,019
Gary M. Rodkin	195,837,444	72,775,501	658,591	19,824,019
Peggy Fang Roe	197,206,581	71,342,248	722,707	19,824,019
Stefan M. Selig	263,816,823	4,793,599	661,114	19,824,019
Daniel C. Smith, Ph.D.	254,176,483	14,434,974	660,079	19,824,019
Marta R. Stewart	264,816,536	3,798,741	656,259	19,824,019

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
David Simon	8,000	0	0	0
Eli Simon	8,000	0	0	0
Richard S. Sokolov	8,000	0	0	0

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
127,540,074	140,882,310	849,152	19,824,019

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 by the following votes:

FOR	AGAINST	ABSTAIN
273,603,743	15,294,929	196,883

Proposal 4 – Approval of the Redomestication of the Company to the State of Indiana by Conversion

The Company’s shareholders approved the redomestication of the Company to the state of its headquarters, Indiana, by conversion by the following votes:

FOR	AGAINST	ABSTAIN	NON-VOTE
174,001,954	94,879,715	389,867	19,824,019

ITEM 8.01 Other Events

At the Meeting, the Company’s shareholders approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Indiana (the “Indiana Corporation”) by means of a plan of conversion (the “Plan of Conversion”, and such redomestication, the “Redomestication”), as described in the Company’s Definitive Proxy Statement for the Meeting (as supplemented by certain additional materials filed with the SEC on May 5, 2025, the “Proxy Statement”). Additionally, the limited partners of the Company’s operating partnership, Simon Property Group, L.P. (the “Operating Partnership”), separately approved a redomestication by conversion from a limited partnership formed under the laws of the State of Delaware (the “Delaware OP”) to a limited partnership formed under the laws of the State of Indiana (the “Indiana OP”) by means of a plan of conversion (the “OP Plan of Conversion”, and such redomestication, the “OP Redomestication”).

On May 14, 2025, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) articles of domestication with the Secretary of State of the State of Indiana, pursuant to which the Redomestication became effective on May 15, 2025, at 12:01 a.m. Eastern Time (the “Effective Time”). At the Effective Time:

•	the Company’s domicile changed from the State of Delaware to the State of Indiana; and

•	the affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing amended and restated certificate of incorporation and amended and restated bylaws, and instead became governed by the laws of the State of Indiana and the articles of incorporation filed with the Secretary of State of the State of Indiana (the “Indiana Charter”) and the bylaws approved by the Company’s board of directors at the Meeting (the “Indiana Bylaws”).

Additionally, on May 14, 2025, the Operating Partnership filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) articles of domestication with the Secretary of State of the State of Indiana, pursuant to which the OP Redomestication became effective on May 15, 2025, at 12:02 a.m. Eastern Time (the “OP Effective Time”). At the OP Effective Time:

•	the Operating Partnership’s domicile changed from the State of Delaware to the State of Indiana; and

•	the affairs of the Operating Partnership ceased to be governed by the laws of the State of Delaware and the Operating Partnership’s existing amended and restated certificate of limited partnership and eighth amended and restated limited partnership agreement, and instead became governed by the laws of the State of Indiana and the certificate of limited partnership filed with the Secretary of State of the State of Indiana (the “Indiana Certificate of Limited Partnership”) and the ninth amended and restated limited partnership agreement approved by the Company, as general partner of the Operating Partnership, and the Operating Partnership’s limited partners (the “Ninth Amended and Restated Partnership Agreement”).

Neither the Redomestication nor the OP Redomestication resulted in any change in the headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Redomestication and OP Redomestication). Neither the Redomestication nor the OP Redomestication materially affected any of the Company’s or the Operating Partnership’s material contracts with any third parties, and the Company’s or the Operating Partnership’s, as applicable, rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company and the Operating Partnership, as applicable, after the Redomestication and OP Redomestication.

At the Effective Time, (i) each outstanding share of common stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Common Stock”) automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Indiana Corporation (the “Indiana Common Stock”), (ii) each outstanding share of Class B common stock, par value $0.0001 per share, of the Delaware Corporation automatically converted into one outstanding share of Class B common stock, par value $0.0001 per share, of the Indiana Corporation, and (iii) each outstanding share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Delaware Corporation automatically converted into one outstanding share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Indiana Corporation (the “Indiana Series J Preferred Stock”). Shareholders do not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding restricted stock unit or right to acquire shares of Delaware Common Stock will continue in existence and automatically become a restricted stock unit or right to acquire an equal number of shares of Indiana Common Stock under the same terms and conditions. The Indiana Common Stock continues to be traded on the New York Stock Exchange (the “NYSE”) under the symbol “SPG”, and the Indiana Series J Preferred Stock continues to be traded on the NYSE under the symbol “SPGJ”.

At the OP Effective Time, (i) each outstanding unit of limited partnership interest of the Delaware OP automatically converted into one outstanding unit of limited partnership interest of the Indiana OP, and (ii) each outstanding long-term incentive plan interest of the Delaware OP automatically converted into one outstanding long-term incentive plan interest of the Indiana OP.

Certain rights of the Company’s shareholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, Indiana Charter, Indiana Bylaws, and the effects of the Redomestication is set forth in the Proxy Statement under “Proposal 4: Approval of the Redomestication of the Company to the State of Indiana by Conversion”, which description is incorporated herein by reference.

Copies of the (i) Plan of Conversion, (ii) OP Plan of Conversion, (iii) Indiana Charter, (iv) Indiana Bylaws, (v) Indiana Certificate of Limited Partnership, and (vi) Ninth Amended and Restated Partnership Agreement are filed as Exhibits 2.1, 2.2, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 2.1	Plan of Conversion of Simon Property Group, Inc.
Exhibit 2.2	Plan of Conversion of Simon Property Group, L.P.
Exhibit 3.1	Articles of Incorporation of Simon Property Group, Inc.
Exhibit 3.2	Bylaws of Simon Property Group, Inc.
Exhibit 3.3	Certificate of Limited Partnership of Simon Property Group, L.P.
Exhibit 3.4	Ninth Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P., dated as of May 15, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

SIMON PROPERTY GROUP, L.P.

By: Simon Property Group, Inc., its sole General Partner

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel